UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-4471_

Value Line Aggressive Income Trust

(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: January 31, 2008

Date of reporting period: January 31, 2008

Item I. Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 1/31/08 is included with this Form.

INVESTMENT ADVISER	Value Line, Inc. 220 East 42nd Street New York, NY 10017-5891
DISTRIBUTOR	Value Line Securities, Inc. 220 East 42nd Street New York, NY 10017-5891
CUSTODIAN BANK	State Street Bank and Trust Co. 225 Franklin Street Boston, MA 02110
SHAREHOLDER SERVICING AGENT	State Street Bank and Trust Co. c/o BFDS P.O. Box 219729 Kansas City, MO 64121-9729
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017
LEGAL COUNSEL	Peter D. Lowenstein, Esq. 496 Valley Road Cos Cob, CT 06807
TRUSTEES	Jean Bernhard Buttner John W. Chandler Frances T. Newton Francis C. Oakley David H. Porter Paul Craig Roberts Nancy-Beth Sheerr
OFFICERS
Jean Bernhard Buttner
Chairman and President
David T. Henigson
Vice President/Secretary/
Chief Compliance Officer
Stephen R. Anastasio
Treasurer
Howard A. Brecher
Assistant Secretary/
Assistant Treasurer

This report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Trust (obtainable from the Distributor).

#541504

ANNUAL REPORT

January 31, 2008

Value Line
Aggressive
Income Trust

Value Line Aggressive Income Trust

To Our Value Line Aggressive

To Our Shareholders (unaudited):

For the twelve months ended January 31, 2008, the total return of the Value Line Aggressive Income Trust was 2.14%. This increase exceeded the returns of the average High-Yield Bond Fund(1), as measured by Lipper Analytical Services, which lost –1.46%, and the Lehman Brothers U.S. Corporate High Yield Index,(2) a proxy for the overall high-yield market, which was down –0.60% for the same period.

The past year was a challenging one for the high-yield bond sector. The combination of a weak domestic housing market and slowing economic growth led to the tightening of credit conditions for corporate debt securities. Yield spreads between US Treasuries and high-yield corporate debt widened out to over 7% from roughly 3% a little less than a year earlier. This is partly due to the risk of a possible recession in the US along with forecasts for an increase in defaults for corporate securities. Moody’s expects the default rate to increase to the 5% level by year end 2008, from the 1% level at the end of 2007. While the Federal Reserve began to reduce interest rates last summer, and expectations are for further cuts ahead, this has not yet helped the corporate bond sector. Given this backdrop, the Trust has limited its investment holdings in the lowest rated securities (CCC), and it has maintained a relatively high cash position of just over 10%, both of which have helped performance during the past year. As attractive investment opportunities present themselves, we will invest some of this cash to increase the current yield of the Trust.

Given the current economic concerns, we continue to focus our investments in the more liquid and stronger credits available in the high-yield sector. Energy-related securities continue to account for the largest sector weighting of the Trust, as we still like the prospects of this investment segment going forward. Preserving capital in difficult market environments, while allowing for an attractive dividend yield, remains our goal. We thank you for your continued investment with us.

Sincerely,

Jean Bernhard Buttner
Chairman and President

March 20, 2008

(1)	The Lipper High Current Yield Bond Funds Average aims at high (relative) current yield from fixed income securities, has no quality or maturity restrictions, and tends to invest in lower grade debt issues. An investment cannot be made in Peer Group Average.

(2)	The Lehman Brothers U.S. Corporate High Yield Index is representative of the broad based fixed-income market. It includes non-investment grade corporate bonds. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this unmanaged Index.

Value Line Aggressive Income Trust

Income Trust Shareholders

Economic Observations (unaudited)

The year-ahead economic outlook is growing increasingly guarded, with weakness now present in the major consumer and industrial markets. What’s more, there is no quick or easy cure for what ails the economy, with softness likely to continue in housing, retailing, and employment. The economy, which began to slow noticeably during the final quarter of 2007, when gross domestic product growth slowed to a minuscule 0.6%, is unlikely to pick up meaningfully until later in 2008. Meanwhile, we think there now is a better-than-even chance of a mild recession developing this year.

Moreover, even a modest rate of business growth this year—which would be a best-case scenario—assumes that there will be no exogenous shocks to the system, such as a worsening of the situation in the Middle East or a further surge in oil prices. Either of these events, along with a marked worsening of the housing slump or a serious miscalculation by the Federal Reserve on the monetary front (where the nation’s central bank is now taking very aggressive action), might prove sufficiently troubling to almost assure a fairly serious recession or a major escalation in inflation.

Currently, inflation is trending higher due to rising energy, food, and commodity costs. Adequate supplies of raw materials should help keep the costs of production under some control though, suggesting that a major surge in pricing is not in the offing just yet. We caution, however, that as the pace of economic growth accelerates after 2008 and 2009, an increase in pricing pressures may emerge. Absent a stronger long-term business expansion than we now forecast, or a ratcheting up in oil prices, inflation should be held in relative check through the early years of the next decade.

Value Line Aggressive Income Trust

(unaudited)

The following graph compares the performance of the Value Line Aggressive Income Trust to that of the Lehman Brothers Aggregate Bond Index and the Lehman Brothers U.S. Corporate High Yield Index. The Value Line Aggressive Income Trust is a professionally managed mutual fund, while the Indices are not available for investment and are unmanaged. The returns for the Indices do not reflect charges, expenses or taxes but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a change in Value of a $10,000 Investment in the Value Line Aggressive Income Trust
and the Lehman Brothers Aggregate Bond Index
and the Lehman Brothers U.S. Corporate High Yield Index*

*	The Lehman Brothers Aggregate Bond Index is representative of the broad based fixed-income market. It includes non-investment grade corporate bonds. The returns for the Index do not reflect charges, expenses, or taxes, which are deducted from the Trust’s returns, and it is not possible to directly invest in this unmanaged Index. The Lehman Brothers U.S. Corporate High Yield Index is representative of the broad based fixed-income market. It includes non-investment grade corporate bonds. The returns for the Index do not reflect charges, expenses, or taxes, which are deducted from the Trust’s returns, and it is not possible to directly invest in this unmanaged Index.

Performance Data:**

	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 1/31/08	2.14%	$10,214
5 years ended 1/31/08	9.07%	$15,437
10 years ended 1/31/08	2.44%	$12,724

**	The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Aggressive Income Trust

TRUST EXPENSES (unaudited):

Example

As a shareholder of the Trust, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Trust expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2007 through January 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 8/1/07	Ending account value 1/31/08	Expenses* paid during period 8/1/07 thru 1/31/08
Actual	$1,000.00	$1,018.00	$3.36
Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.36

*	Expenses are equal to the Trust’s annualized expense ratio of 0.66%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

Value Line Aggressive Income Trust

Portfolio Highlights at January 31, 2008 (unaudited)

Ten Largest Holdings

Issue	Par Value	Value	Percentage of Net Assets
Gulfmark Offshore, Inc., Guaranteed Notes, 7.75%, 7/15/14	$1,100,000	$1,116,500	3.44%
Celestica, Inc., Senior Subordinated Notes, 7.88%, 7/1/11	$1,000,000	$970,000	2.99%
Allegheny Technologies, Inc., Notes, 8.38%, 12/15/11	$800,000	$850,000	2.62%
Phillips-Van Heusen Corp., Senior Notes, 7.25%, 2/15/11	$750,000	$751,875	2.32%
Stone Energy Corp., Senior Subordinated Notes, 8.25%, 12/15/11	$700,000	$693,000	2.13%
MediaCom LLC, Senior Notes, 9.50%, 1/15/13	$750,000	$669,375	2.06%
Williams Companies, Inc., Notes, 7.13%, 9/1/11	$600,000	$639,000	1.97%
American Casino & Entertainment Properties, Secured Notes, 7.85%, 2/1/12	$600,000	$624,450	1.92%
Smithfield Foods, Inc., Senior Subordinated Notes, 7.63%, 2/15/08	$600,000	$600,000	1.85%
Ferrellgas Escrow LLC/Ferrellgas Finance Escrow Corp., Senior Notes, 6.75%, 5/1/14	$600,000	$582,000	1.79%

Asset Allocation — Percentage of Net Assets

Sector Weightings — Percentage of Total Investment Securities

Value Line Aggressive Income Trust

Schedule of Investments January 31, 2008

Principal Amount		Value

CONVERTIBLE CORPORATE BONDS & NOTES (2.1%)
	COMPUTER SOFTWARE & SERVICES (1.2%)
$400,000	Electronic Data Systems Corp. 3.88%, 7/15/23	$397,500
	DRUG (0.9%)
300,000	Bristol-Myers Squibb Co. 4.49%, 9/15/23 (1)	298,860
	TOTAL CONVERTIBLE CORPORATE BONDS & NOTES (Cost $715,504)	696,360

CORPORATE BONDS & NOTES (83.2%)
	AEROSPACE/DEFENSE (1.0%)
350,000	Alliant Techsystems, Inc., Senior Subordinated Notes, 6.75%, 4/1/16	337,750
	AIR TRANSPORT (1.7%)
600,000	CHC Helicopter Corp., Senior Subordinated Notes, 7.38%, 5/1/14	553,500
	AUTO & TRUCK (2.1%)
500,000	Ford Motor Co., Global Landmark Securities, 7.45%, 7/16/31	368,750
400,000	General Motors Corp., Debentures, 8.25%, 7/15/23	320,000
		688,750
	CABLE TV (2.1%)
750,000	MediaCom LLC, Senior Notes, 9.50%, 1/15/13	669,375
	CHEMICAL — DIVERSIFIED (1.7%)
500,000	Mosaic Co. (The), Senior Notes, 7.63%, 12/1/14 (2)	540,000
	CHEMICAL — SPECIALTY (3.2%)
600,000	ARCO Chemical Co., Debentures, 9.80%, 2/1/20	546,000
500,000	PolyOne Corp., Senior Notes, 8.88%, 5/1/12	500,000
		1,046,000
	COAL (2.8%)
$500,000	Alpha Natural Resources LLC/Alpha Natural Resources Capital Corp., Senior Notes, 10.00%, 6/1/12	$513,750
400,000	Massey Energy Co., Senior Notes, 6.63%, 11/15/10	394,000
		907,750
	COMPUTER & PERIPHERALS (1.5%)
500,000	Unisys Corp., Senior Notes, 6.88%, 3/15/10	470,000
	DRUG (1.5%)
500,000	Elan Finance PLC, Senior Notes, 7.75%, 11/15/11	470,000
	ELECTRICAL EQUIPMENT (1.2%)
400,000	Baldor Electric Co., Senior Notes, 8.63%, 2/15/17	388,000
	ELECTRICAL UTILITY—EAST (1.2%)
400,000	NRG Energy, Inc., Senior Notes, 7.38%, 2/1/16	386,500
	ELECTRONICS (3.0%)
1,000,000	Celestica, Inc., Senior Subordinated Notes, 7.88%, 7/1/11	970,000
	ENTERTAINMENT (3.8%)
500,000	EchoStar DBS Corp., Senior Notes, 6.63%, 10/1/14	488,125
400,000	Hughes Network Systems LLC, Senior Notes, 9.50%, 4/15/14	396,000
400,000	XM Satellite Radio Holdings, Inc., Senior Notes, 9.75%, 5/1/14	363,000
		1,247,125

See Notes to Financial Statements.

Value Line Aggressive Income Trust

Schedule of Investments

Principal Amount		Value
	FOOD PROCESSING (5.5%)
$300,000	Chiquita Brands International, Inc., Senior Notes, 7.50%, 11/1/14	$252,000
500,000	Pilgrim’s Pride Corp., Senior Subordinated Notes, 8.38%, 5/1/17	436,250
500,000	Sensient Technologies Corp., 6.50%, 4/1/09	505,326
600,000	Smithfield Foods, Inc., Senior Subordinated Notes, 7.63%, 2/15/08	600,000
		1,793,576
	HOTEL/GAMING (4.4%)
600,000	American Casino & Entertainment Properties, Secured Notes, 7.85%, 2/1/12	624,450
500,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.75%, 4/15/14	435,000
400,000	MGM Mirage, Senior Notes, 6.75%, 4/1/13	381,000
		1,440,450
	NATURAL GAS — DISTRIBUTION (4.4%)
350,000	AmeriGas Partners LP, Senior Notes, 7.25%, 5/20/15	345,625
500,000	Berry Petroleum Co., Senior Subordinated Notes, 8.25%, 11/1/16	507,500
600,000	Ferrellgas Escrow LLC/Ferrellgas Finance Escrow Corp., Senior Notes, 6.75%, 5/1/14	582,000
		1,435,125
	NATURAL GAS — DIVERSIFIED (2.0%)
600,000	Williams Companies, Inc., Notes, 7.13%, 9/1/11	639,000
	OILFIELD SERVICES/ EQUIPMENT (8.6%)
$500,000	Basic Energy Services, Inc., Senior Notes, 7.13%, 4/15/16	$470,000
1,100,000	Gulfmark Offshore, Inc., Guaranteed Notes, 7.75%, 7/15/14	1,116,500
250,000	North American Energy Partners, Inc., 8.75%, 12/1/11	243,750
500,000	W&T Offshore, Inc., Senior Notes, 8.25%, 6/15/14 (2)	470,000
500,000	Whiting Petroleum Corp., Senior Notes, 7.25%, 5/1/13	492,500
		2,792,750
	PETROLEUM — PRODUCING (10.0%)
350,000	Cimarex Energy Co., Senior Notes, 7.13%, 5/1/17	342,125
500,000	Encore Acquisition Co., Senior Subordinated Notes, 6.25%, 4/15/14	465,000
500,000	KCS Energy, Inc., Senior Notes, 7.13%, 4/1/12	475,000
428,000	PetroQuest Energy, Inc., Senior Notes, 10.38%, 5/15/12	434,420
500,000	Plains Exploration & Production Co., Senior Notes, 7.75%, 6/15/15	500,625
325,000	Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes, 8.38%, 12/15/13	329,875
700,000	Stone Energy Corp., Senior Subordinated Notes, 8.25%, 12/15/11	693,000
		3,240,045
	RESTAURANT (1.4%)
500,000	O’Charleys, Inc., Senior Subordinated Notes, 9.00%, 11/1/13	470,000

See Notes to Financial Statements.

Value Line Aggressive Income Trust

    January 31, 2008

Principal Amount		Value
	RETAIL — AUTOMOTIVE (1.4%)
$500,000	PEP Boys-Manny Moe & Jack, Senior Subordinated Notes, 7.50%, 12/15/14	$450,000
	RETAIL — SPECIAL LINES (5.6%)
500,000	Blyth, Inc., Notes, 7.90%, 10/1/09	513,125
600,000	NBTY, Inc., Senior Subordinated Notes, 7.13%, 10/1/15	558,000
750,000	Phillips-Van Heusen Corp., Senior Notes, 7.25%, 2/15/11	751,875
		1,823,000
	RETAIL STORE (1.2%)
410,000	Dillard’s, Inc., Notes, 7.85%, 10/1/12	383,350
	SEMICONDUCTOR (3.2%)
500,000	Advanced Micro Devices, Inc., Senior Notes, 7.75%, 11/1/12	410,000
350,000	AGY Holding Corp., Senior 2nd Lien Notes, 11.00%, 11/15/14 (2)	329,000
350,000	Freescale Semiconductor, Inc., Senior Notes, 8.88%, 12/15/14	284,375
		1,023,375
	SHOE (1.4%)
500,000	Payless ShoeSource, Inc., Senior Subordinated Notes, 8.25%, 8/1/13	460,000
	STEEL — GENERAL (2.6%)
800,000	Allegheny Technologies, Inc., Notes, 8.38%, 12/15/11	850,000
	TELECOMMUNICATION SERVICES (3.2%)
500,000	Alamosa Delaware, Inc., Senior Notes, 8.50%, 1/31/12	507,904
500,000	Citizens Communications Co., Notes, 9.25%, 5/15/11	532,500
		1,040,404
	TRUCKING (1.5%)
$500,000	Roadway Corp., Guaranteed Notes, 8.25%, 12/1/08	$499,375
	TOTAL CORPORATE BONDS & NOTES (Cost $27,579,787)	27,015,200

Shares		Value
PREFERRED STOCKS (0.8%)
	R.E.I.T. (0.8%)
10,000	Health Care REIT, Inc. Series F 7 5/8%	242,200
	TOTAL PREFERRED STOCKS (Cost $250,000)	242,200

COMMON STOCKS (0.4%)
	COMPUTER & PERIPHERALS (0.1%)
4,000	Unisys Corp.*	16,640
	ELECTRICAL UTILITY — WEST (0.2%)
5,000	Xcel Energy, Inc.	103,950
	TRUCKING (0.1%)
1,000	YRC Worldwide, Inc.*	18,310
	TOTAL COMMON STOCKS (Cost $141,074)	138,900
	TOTAL INVESTMENT SECURITIES (86.5%) (Cost $28,686,365)	$28,092,660

See Notes to Financial Statements.

Value Line Aggressive Income Trust

Schedule of Investments
January 31, 2008

Principal Amount		Value

REPURCHASE AGREEMENTS (11.4%)
$1,900,000	With Morgan Stanley, 1.50%, dated 1/31/08, due 2/1/08, delivery value $1,900,079 (collateralized by $1,340,000 U.S. Treasury Notes 8.125%, due 8/15/21, with a value of $1,949,240)	$1,900,000

1,800,000	With State Street Bank & Trust, 1.25%, dated 1/31/08, due 2/1/08, delivery value $1,800,063 (collateralized by $1,855,000 U.S. Treasury Bill 2.04% due 7/17/08, with a value of $1,837,600)	1,800,000

	TOTAL REPURCHASE AGREEMENTS (Cost $3,700,000)	3,700,000
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (2.1%)		666,774
NET ASSETS (100%)		$32,459,434
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($32,459,434 ÷ 6,715,016 shares outstanding)		$4.83

*	Non-income producing.
(1)	Rate at January 31, 2008. Floating rate changes quarterly.
(2)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

See Notes to Financial Statements.

Value Line Aggressive Income Trust

Statement of Assets and Liabilities
at January 31, 2008

Assets:
Investment securities, at value (Cost — $28,686,365)	$28,092,660
Repurchase agreements (Cost — $3,700,000)	3,700,000
Cash	93,953
Interest receivable	549,426
Receivable for securities sold	241,875
Prepaid expenses	14,442
Total Assets	32,692,356
Liabilities:
Payable for trust shares repurchased	137,826
Dividends payable to shareholders	43,691
Accrued expenses:
Advisory fee	9,898
Service and distribution plan fees payable	4,226
Trustees’ fees and expenses	860
Other	36,421
Total Liabilities	232,922
Net Assets	$32,459,434
Net assets consist of:
Shares of beneficial interest, at $0.01 par value (authorized unlimited, outstanding 6,715,016 shares)	$67,150
Additional paid-in capital	80,603,749
Distributions in excess of net investment income	(43,690)
Accumulated net realized loss on investments	(47,574,070)
Unrealized net depreciation of investments and foreign currency translations	(593,705)
Net Assets	$32,459,434
Net Asset Value, Offering and Redemption Price, Per Outstanding Share ($32,459,434 ÷ 6,715,016 shares of beneficial interest outstanding)	$4.83

Statement of Operations
for the Year Ended January 31, 2008

Investment Income:
Interest	$2,624,034
Dividends (Net of foreign withholding tax of $678)	29,980
Total Income	2,654,014
Expenses:
Advisory fee	264,579
Service and distribution plan fees	88,193
Transfer agent fees	34,898
Custodian fees	28,892
Printing and postage	16,398
Auditing and legal fees	6,302
Telephone	3,403
Trustees’ fees and expenses	2,702
Other	5,999
Total Expenses Before Custody Credits and Fees Waived	451,366
Less: Advisory Fee Waived	(141,109)
Less: Service and Distribution Plan Fees Waived	(35,277)
Less: Custody Credits	(4,990)
Net Expenses	269,990
Net Investment Income	2,384,024
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Loss	(54,940)
Change in Net Unrealized Appreciation/(Depreciation)	(1,515,148)
Net Realized Loss and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	(1,570,088)
Net Increase in Net Assets from Operations	$813,936

See Notes to Financial Statements.

Value Line Aggressive Income Trust

Statement of Changes in Net Assets
for the Years Ended January 31, 2008 and 2007

	Year Ended January 31, 2008	Year Ended January 31, 2007
Operations:
Net investment income	$2,384,024	$2,601,204
Net realized gain/(loss) on investments	(54,940)	107,473
Change in net unrealized appreciation/(depreciation)	(1,515,148)	250,607
Net increase in net assets from operations	813,936	2,959,284
Distributions to Shareholders:
Net investment income	(2,388,478)	(2,610,682)
Trust Share Transactions:
Proceeds from sale of shares	1,738,540	2,367,483
Proceeds from reinvestment of distributions to shareholders	1,774,585	1,949,954
Cost of shares repurchased*	(6,819,594)	(11,086,213)
Net decrease in net assets from Trust share transactions	(3,306,469)	(6,768,776)
Total Decrease in Net Assets	(4,881,011)	(6,420,174)
Net Assets:
Beginning of year	37,340,445	43,760,619
End of year	$32,459,434	$37,340,445
Distributions in excess of net investment income, at end of year	$(43,690)	$(57,038)

* Net of redemption fees (see Note 1J and Note 2).

See Notes to Financial Statements.

Value Line Aggressive Income Trust

Notes to Financial Statements
January 31, 2008

1.	Significant Accounting Policies

Value Line Aggressive Income Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The primary investment objective of the Trust is to maximize current income through investment in a diversified portfolio of high-yield fixed-income securities. As a secondary investment objective, the Trust will seek capital appreciation but only when consistent with its primary objective. Lower rated or unrated (i.e., high-yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (issuers’ inability to meet principal and interest payments on their obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A)  Security Valuation. The Trustees have determined that the value of bonds and other fixed income corporate securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative bid and asked prices or, when stock exchange valuations are used, at the latest quoted sale price as of the regular close of business of the New York Stock Exchange on the valuation date. Other assets and securities for which market valuations are not readily available are valued at their fair value as the Trustees may determine. In addition, the Trust may use the fair value of a security when the closing price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer. Short term instruments with maturities of 60 days or less, at the date of purchase, are valued at amortized cost which approximates market value.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Trust’s financial statement disclosures.

(B)    Repurchase Agreements.    In connection with repurchase agreements, the Trust’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Trust’s policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Value Line Aggressive Income Trust

Notes to Financial Statements

(C)    Distributions.    It is the policy of the Trust to distribute all of its net investment income to shareholders. Dividends from net investment income will be declared daily and paid monthly. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code. Income dividends and capital gains distributions are automatically reinvested in additional shares of the Trust unless the shareholder has requested otherwise. Income earned by the Trust on weekends, holidays and other days on which the Trust is closed for business is declared as a dividend on the next day on which the Trust is open for business.

(D)    Federal Income Taxes.    It is the Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation” or “FIN 48”). The Interpretation establishes for all entities, including pass-through entities such as the Trust, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. As of January 31, 2008, management has reviewed the tax positions for the tax years still subject to tax audit under the statute of limitations, evaluated the implication of FIN 48, and determined that there is no impact to the Trust’s financial statements at this time.

(E)    Foreign Currency Translation.    The books and records of the Trust are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Trust does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Trust and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/(depreciation) on investments.

(F)    Representations and Indemnifications.    In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that maybe made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

(G)    Security Transactions.    Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified-cost basis. Interest income, adjusted for amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

Value Line Aggressive Income Trust

January 31, 2008

(H)    Accounting for Real Estate Investment Trusts. The Trust owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(I)    Foreign Taxes.    The Trust may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Trust will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(J)    Redemption Fees.    The Trust charges a 2% redemption fee on shares held for less than 120 days. Such fees are retained by the Trust and accounted for as paid in capital.

2.	Trust Share Transactions and Distributions to Shareholders

Transactions in shares of beneficial interest in the Trust were as follows:

	Year Ended January 31, 2008	Year Ended January 31, 2007
Shares sold	347,176	477,167
Shares issued to shareholders in reinvestment of dividends	355,495	393,013
Shares repurchased	(1,367,552)	(2,233,473)
Net decrease	(664,881)	(1,363,293)
Dividends per share from net Investment income	$0.3387	$0.3245

Redemption fees of $4,099 and $3,979 were retained by the Trust for the year ended January 31, 2008 and the year ended January 31, 2007, respectively.

3.	Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

Year Ended January 31, 2008
Purchases:
Investment Securities	$9,337,117
Sales:
Investment Securities	$14,151,099

4.	Income Taxes

At January 31, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$32,386,365
Gross tax unrealized appreciation	$391,786
Gross tax unrealized depreciation	(985,491)
Net tax unrealized depreciation on investments	$(593,705)
Capital loss carryforward, expires January 31, 2009	$(20,922,783)
Capital loss carryforward, expires January 31, 2010	(20,653,696)
Capital loss carryforward, expires January 31, 2011	(5,624,767)
Capital loss carryforward, at January 31, 2008	$(47,201,246)

During the year ended January 31, 2008, as permitted under federal income tax regulations, the Trust elected to defer $372,824 of post-October net capital losses to the next taxable year.

During the year ended January 31, 2008, the Trust utilized capital loss carryforwards of $392,197.

During the year ended January 31, 2008, $16,910,854 of the Trust’s capital loss carryforward expired.

To the extent future capital gains are offset by capital losses, the Trust does not anticipate distributing any such

Value Line Aggressive Income Trust

Notes to Financial Statements

gains to the shareholders. It is uncertain whether the Trust will be able to realize the benefits of the losses before they expire.

The tax composition of dividends to shareholders for the years ended January 31, 2008 and January 31, 2007 were as follows:

	2008	2007
Ordinary income	$2,388,478	$2,610,682

Permanent book-tax differences relating to the classifications of certain distributions and income in the current year were reclassified within the composition of the net asset accounts. The Trust decreased distributions in excess of net investment income by $17,802, increased accumulated net realized gain/loss on investments by $16,985,667 and decreased additional paid-in capital by $17,003,469. Net assets were not affected by this reclassification. These reclassifications are primarily due to differing treatments for tax purposes on investments in partnerships, REIT’s, expired capital loss carryforward and consent payments.

5.	Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $264,579 was paid or payable to Value Line, Inc., the Trust’s investment adviser, (the “Adviser”), for the year ended January 31, 2008. This was computed at an annual rate of 0.75 of 1% per year on the first $100 million of the Trust’s average daily net assets for the year, and 0.50 of 1% on the average daily net assets in excess thereof. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services and office space. The Adviser also provides persons, satisfactory to the Trust’s Trustees, to act as officers of the Trust and pays their salaries and wages. Direct expenses of the Trust are charged to the Trust while common expenses of the Value Line Funds are allocated proportionately based upon the funds’ respective net assets. The Trust bears all other costs and expenses. Effective March 7, 2006, the Adviser voluntarily reduced the advisory fee by 0.40%. Effective June 1, 2007, the Adviser contractually agreed to reduce the Trust’s advisory fee by 0.40% for a one year period. The fees waived amounted to $141,109 for the year ended January 31, 2008. The Adviser has no right to recoup previously waived amounts.

The Trust has a Service and Distribution Plan (the “Plan”). The Plan, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, compensates Value Line Securities, Inc., a subsidiary of the Adviser (the “Distributor”) for advertising, marketing and distributing the Trust’s shares and for servicing the Trust’s shareholders at an annual rate of 0.25% of the Trust’s average daily net assets. Fees amounting to $88,193, before fee waivers, were accrued under the Plan for the year ended January 31, 2008. Effective March 7, 2006, the Distributor voluntarily reduced the Trust’s 12b-1 fee under the Plan by 0.10%. Effective June 1, 2007, the Distributor contractually agreed to reduce the 12b-1 fee by 0.10% for a one year period. The fees waived amounted to $35,277 for the year ended January 31, 2008. The Distributor has no right to recoup previously waived amounts.

For the year ended January 31, 2008, the Trust’s expenses were reduced by $4,990 under a custody credit arrangement with the custodian.

Certain officers and a director of the Adviser and the Distributor, are also officers and a Trustee of the Trust. At January 31, 2008, the officers and Trustee as a group owned 1,642 shares of beneficial interest in the Trust, representing less than 1% of the outstanding shares.

Value Line Aggressive Income Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

	Years Ended January 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$5.06	$5.01	$5.16	$5.06	$4.35
Income from investment operations:
Net investment income	0.34	0.32	0.31	0.33	0.34
Net gains or losses on securities (both realized and unrealized)	(0.23)	0.05	(0.15)	0.09	0.70
Total from investment operations	0.11	0.37	0.16	0.42	1.04
Redemption fees	0.00 (3)	0.00 (3)	0.00 (3)	0.01	0.01
Less distributions:
Dividends from net investment income	(0.34)	(0.32)	(0.31)	(0.33)	(0.34)
Net asset value, end of year	$4.83	$5.06	$5.01	$5.16	$5.06
Total return	2.14%	7.80%	3.32%	8.55%	25.01%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$32,459	$37,340	$43,761	$59,919	$64,101
Ratio of expenses to average net assets(1)	1.28%	1.50%	1.45%	1.39%	1.43%
Ratio of expenses to average net assets(2)	0.77%	1.04%	1.45%	1.39%	1.43%
Ratio of net investment income to average net assets	6.76%	6.54%	6.19%	6.28%	6.98%
Portfolio turnover rate	30%	31%	27%	69%	76%

(1)	Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of a portion of the advisory fee by the Adviser and a portion of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets, net of custody credits, but exclusive of the waiver of a portion of the advisory fee by the Adviser and the waiver of the service and distribution plan fees by the Distributor, would have been 1.27% for the year ended January 31, 2008, 1.49% for the year ended January 31, 2007 and would not have changed for the other years shown.
(2)	Ratio reflects expenses net of the waiver of a portion of the advisory fee by the Adviser and a portion of the service and distribution plan fees by the Distributor and net of the custody credit arrangement.
(3)	Amount is less than $0.01 per share.

See Notes to Financial Statements.

Value Line Aggressive Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Value Line Aggressive Income Trust, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Aggressive Income Trust (the “Trust”) at January 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 25, 2008

Value Line Aggressive Income Trust

Federal Tax Status of Distributions (unaudited)

For corporate taxpayers 0.34% of the ordinary income distributions paid during the fiscal year ended January 31, 2008 qualify for the corporate dividends received deduction.

During the fiscal year ended January 31, 2008, 0.53% of the ordinary income distributions are treated as qualified dividends.

Value Line Aggressive Income Trust

Management of the Trust

MANAGEMENT INFORMATION

The business and affairs of the Trust are managed by the Trust’s officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and Officer of the Trust. Each Trustee serves as a director or trustee of each of the 14 Value Line Funds. Each Trustee serves until his or her successor is elected and qualified.

Name, Address, and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
Interested Trustee*
Jean Bernhard Buttner Age 73	Chairman of the Board of Trustees and President	Since 1987
Chairman, President and Chief Executive Officer of Value Line, Inc. (the “Adviser”) and Value Line Publishing, Inc. Chairman and President of each of the 14 Value Line Funds and Value Line Securities, Inc. (the “Distributor”).
Value Line, Inc.
Non-Interested Trustees
John W. Chandler 1611 Cold Springs Road Williamstown, MA 01267 Age 84	Trustee (Lead Independent Trustee since 2007)	Since 1991	Consultant, Academic Search Consultation Service, Inc. 1992–2004; Trustee Emeritus and Chairman (1993–1994) of the Board of Trustees of Duke University; President Emeritus, Williams College.	None
Frances T. Newton 4921 Buckingham Drive Charlotte, NC 28209 Age 66	Trustee	Since 2000	Retired. Customer Support Analyst, Duke Power Company until April 2007.	None
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 Age 76	Trustee	Since 2000
Professor of History, Williams College, 1961 to 2002; Professor Emeritus since 2002; President Emeritus since 1994 and President, 1985–1994; Chairman (1993–1997) and Interim President (2002–2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board
since 2005, National
Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 Age 72	Trustee	Since 1997	Visiting Professor of Classics, Williams College, since 1999; President Emeritus, Skidmore College since 1999 and President, 1987–1998.	None

Value Line Aggressive Income Trust

Management of the Trust

Name, Address, and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 Age 68	Trustee	Since 1987	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 Age 58	Trustee	Since 1996	Senior Financial Advisor, Veritable L.P. (investment adviser) since 2004; Senior Financial Advisor, Hawthorn, 2001–2004.	None
Officers
David T. Henigson Age 50	Vice President/ Secretary/Chief Compliance Officer	Since 1994
Director, Vice President and Chief Compliance Officer of the Adviser. Director, Vice President and Chief Compliance Officer of the Distributor. Vice President, Secretary and Chief Compliance Officer of each of the 14 Value Line Funds.

Stephen R. Anastasio Age 48	Treasurer	Since 2005	Controller of the Adviser until 2003; Chief Financial Officer of the Adviser 2003–2005; Treasurer of the Adviser since 2005. Treasurer of each of the 14 Value Line Funds since 2005.
Howard A. Brecher Age 53	Assistant Secretary/ Assistant Treasurer	Since 2005	Director, Vice President and Secretary of the Adviser. Director and Vice President of the Distributor.

*	Mrs. Buttner is an “interested person” as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser.

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

The Trust’s Statement of Additional Information (SAI) includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-800-243-2729.

Value Line Aggressive Income Trust

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Trust voted these proxies during the most recent 12-month period ended June 30 is available through the Trust’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line Aggressive Income Trust

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Value Line Aggressive Income Trust

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — The Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am – 5pm CST, Monday – Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2. Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated John W. Chandler, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert. Mr. Chandler is an independent director who is a senior consultant with Academic Search Consultation Service. He spent most of his professional career at Williams College, where he served as a faculty member, Dean of the Faculty, and President (1973-85). He also served as President of Hamilton College (1968-73), and as President of the Association of American Colleges and Universities (1985-90). He has also previously served as Trustee Emeritus and Chairman of the Board of Trustees of Duke University.

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a)Audit Fees 2008 $ 4,448

(b) Audit-Related fees – None.

(c) Tax Preparation Fees 2008 $7,707

(d) All Other Fees – None

(e) (1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee.

(e) (2) Not applicable.

(f) Not applicable.

(g) Aggregate Non-Audit Fees 2008 $ 2,770

(h) Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)

The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Jean B. Buttner
Jean B. Buttner, President

Date:	March 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jean B. Buttner
Jean B. Buttner, President, Principal Executive Officer

By:	/s/ Stephen R. Anastasio
Stephen R. Anastasio, Treasurer, Principal Financial Officer

Date:	March 27, 2008